SCHEDULE 14C INFORMATION

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SUNAMERICA SERIES TRUST

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SUNAMERICA SERIES TRUST

SA Legg Mason Tactical Opportunities Portfolio

P.O. Box 15570

Amarillo, Texas 79105-5570

SunAmerica Asset Management, LLC

SunAmerica Series Trust

Attn: Annuity Service Center

P.O. Box 15570

Amarillo, Texas 79105-5570

(800) 445-7862

September 28, 2020

Dear Contract Owner:

You are receiving the enclosed information statement (the “Information Statement”) because we wish to notify you of certain changes to the SA Legg Mason Tactical Opportunities Portfolio (the “Fund”), a series of SunAmerica Series Trust (the “Trust”).

On June 17, 2020, the Board of Trustees (the “Trustees”) of the Trust approved a new subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”), the Fund’s investment adviser, and QS Investors, LLC (“QS”), the Fund’s subadviser, (the “New Subadvisory Agreement”) with respect to the Fund. The Trustees also approved new sub-subadvisory agreements between QS and each of Brandywine Global Investment Management, LLC (“Brandywine”), ClearBridge Investments, LLC (“ClearBridge”) and Western Asset Management Company (“Western Asset” and collectively with Brandywine and ClearBridge, the “Sub-Subadvisers”) with respect to the Fund (collectively, the “New Sub-Subadvisory Agreements” and together with the New Subadvisory Agreement, the “Subadvisory Agreements”).

The Subadvisory Agreements became effective on July 31, 2020, which is the date Franklin Resources, Inc. acquired Legg Mason Inc., the ultimate parent entity of QS (the “Transaction”). The prior subadvisory agreement between SunAmerica and QS with respect to the Fund (the “Prior Subadvisory Agreement”) provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended, for its automatic termination in the event of its assignment and the closing of the Transaction constituted such an assignment. In addition, the prior sub-subadvisory agreements provided for their termination upon the termination of the Prior Subadvisory Agreement.

In connection with the appointment of QS and the Sub-Subadvisers, there were no changes to the Fund’s principal investment strategies or principal investment risks. The appointment of QS and the Sub-Subadvisers did not result in any change to the advisory fees or expenses payable by the Fund.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the Subadvisory Agreements, QS and the Sub-Subadvisers.

This document is for your information only and you are not required to take any action. Should you have any questions about these changes or if we can be of service to you in any other way, please call our customer service center between the hours of 8:00 a.m. PST and 5:00 p.m. PST at (800) 445-7862. As always, we appreciate your confidence and trust and look forward to serving you in the future.

Sincerely,

/s/ John T. Genoy
John T. Genoy
President
SunAmerica Series Trust

SUNAMERICA SERIES TRUST

SA Legg Mason Tactical Opportunities Portfolio

P.O. Box 15570

Amarillo, Texas

79105-5570

(800) 445-7862

INFORMATION STATEMENT

REGARDING A NEW SUBADVISORY AGREEMENT FOR THE

SA LEGG MASON TACTICAL OPPORTUNITIES PORTFOLIO

You have received this information statement (the “Information Statement”) because you are invested in the SA Legg Mason Tactical Opportunities Portfolio (the “Fund”), a series of SunAmerica Series Trust (the “Trust”), through a variable annuity or variable life insurance policy. You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes the new subadvisory agreement (the “New Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”), the Fund’s investment adviser, and QS Investors, LLC (“QS”), the Fund’s subadviser, with respect to the Fund, and the new sub-subadvisory agreements (the “New Sub-Subadvisory Agreements,” and together with the New Subadvisory Agreement, the “Subadvisory Agreements”) between QS and each of Brandywine Global Investment Management, LLC (“Brandywine”), ClearBridge Investments, LLC (“ClearBridge”) and Western Asset Management Company (“Western Asset” and collectively with Brandywine and ClearBridge, the “Sub-Subadvisers” and each, a “Sub-Subadviser), the Fund’s sub-subadvisers, with respect to the Fund. QS and the Sub-Subadvisers are referred to collectively herein as the “Subadvisers”.

Prior to the effective date of the Subadvisory Agreements, QS served as subadviser to the Fund and Brandywine, ClearBridge and Western Asset each served as a sub-subadviser to the Fund. The prior subadvisory agreement (the “Prior Subadvisory Agreement”) between SunAmerica and QS provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”), for its automatic termination upon its assignment. On July 31, 2020, Franklin Resources Inc. acquired Legg Mason, Inc. (“Legg Mason”), the ultimate parent entity of QS (the “Transaction”). The closing of the Transaction constituted a change in control of QS and therefore an assignment of the Prior Subadvisory Agreement. In addition, the prior sub-subadvisory agreements (the “Prior Sub-Subadvisory Agreements” and, collectively with the Prior Subadvisory Agreement, the “Prior Agreements”) provided for their termination upon the termination of the Prior Subadvisory Agreement.

At a meeting held on June 17, 2020 (the “Meeting”), the Trust’s Board of Trustees (the “Board” or the “Trustees”), including all of the Trustees who are not “interested persons” of the Trust, SunAmerica or QS, as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the New Subadvisory Agreement between SunAmerica and QS with respect to the Fund and the New Sub-Subadvisory Agreements between QS and each of Brandywine, ClearBridge and Western Asset with respect to the Fund to be effective upon the closing of the Transaction.

The New Subadvisory Agreement and the New Sub-Subadvisory Agreements are the same in all material respects as the Prior Subadvisory Agreement and the Prior Sub-Subadvisory Agreements, respectively, except for as set forth below.

We are not asking you for a proxy and you are requested not to send us a proxy. This document is for informational purposes only and you are not required to take any action.

The Trust has received an exemptive order from the Securities and Exchange Commission that allows SunAmerica, subject to certain conditions, to select new subadvisers, replace existing subadvisers or make changes to existing subadvisory contracts without first calling a shareholder meeting and obtaining shareholder approval (the “Order”). The Order requires that within 60 days of entering into a new subadvisory agreement, the Trust must furnish a fund’s shareholders with the same information about the new subadviser or subadvisory agreement that would have been included in a proxy statement, except as modified by the Order. This Information Statement is being provided to you to satisfy this requirement. This Information Statement is being posted at www.aig.com/informationstatements on or about September 28, 2020.

The Trust and the Adviser

The Fund is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica on January 1, 1999, as amended from time to time, with the approval of the Board, including a majority of the Independent Trustees. The Advisory Agreement was last approved by the Board, including a majority of the Independent Trustees, at an in-person meeting held on October 3, 2019 (the “October Meeting”).

SunAmerica is an indirect, wholly-owned subsidiary of American International Group, Inc. (“AIG”) and is located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. As investment adviser, SunAmerica selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services and supervises the portfolios’ daily business affairs, subject to oversight by the Trustees. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the portfolios for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the portfolios with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies) or other considerations.

The subadvisers to the Trust’s portfolios, including QS, act pursuant to subadvisory agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold, selecting broker-dealers and negotiating commission rates for the portfolios. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers’ fees. The Trust’s portfolios do not pay fees directly to a subadviser.

There were no changes to the Advisory Agreement or to SunAmerica’s advisory fees in connection with the approval of the Subadvisory Agreements. For the fiscal year ended January 31, 2020, the Fund paid SunAmerica advisory fees based on its average daily net assets pursuant to the Advisory Agreement as follows:

Advisory Fees	% of Average Daily Net Assets
$317,046	0.70%

The Subadvisory Agreements

The terms and conditions and the subadvisory fee rates under the New Subadvisory Agreement and Prior Subadvisory Agreement and under the New Sub-Subadvisory Agreements and Prior Sub-Subadvisory Agreements are the same in all material respects, except for the effective date of the agreements. The Subadvisory Agreements generally provide, among other things, that QS and each Sub-Subadviser (i) shall manage the investments and reinvestments of all or a portion of the assets of the Fund, (ii) will determine the securities and other investments or instruments to be purchased or sold, (iii) provide SunAmerica or the Trust, as applicable, with records concerning its activities which SunAmerica and/or the Fund are required to maintain, and (iv) render regular reports to SunAmerica and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities.

To the extent that QS delegates its duties to the Sub-Subadvisers pursuant to the New Sub-Subadvisory Agreements, any such delegation by QS will not relieve QS of its duties and obligations under the New Subadvisory Agreement with respect to the Fund. QS’ duties and obligations under the New Subadvisory Agreement will remain the sole responsibility of QS as if no such delegation had occurred. QS will at all times provide appropriate supervision and oversight of the Sub-Subadvisers, and QS will be fully responsible and liable for all actions or omissions to act by such persons. The New Sub-Subadvisory Agreements are between QS and each Sub-Subadviser, and QS, not SunAmerica nor the Fund, will be responsible for compensating the Sub-Subadvisers for their services.

The New Subadvisory Agreement provides for automatic termination unless, at least annually subsequent to its initial term, its continuance is approved by (i) the vote of a majority of those Trustees of the Trust who are not parties to the

Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund voting separately from any other series of the Trust. The New Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by vote of a majority of the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days’ written notice to QS or by QS at any time without the payment of any penalty, on 90 days’ written notice to SunAmerica and the Trust. The New Sub-Subadvisory Agreements each terminate automatically in the event of their assignment or upon the termination of the New Subadvisory Agreement. The Subadvisory Agreements are attached as exhibits to this Information Statement.

Under the New Subadvisory Agreement, QS is compensated by SunAmerica (and not the Fund) at the annual rate of 0.350% of the Fund’s average daily net assets to $500 million, 0.325% of the Fund’s average daily net assets over $500 million to $1 billion, 0.300% of the Fund’s average daily net assets over $1 billion to $2 billion, and 0.275% of the Fund’s average daily net assets over $2 billion that QS manages.

For the most recent fiscal year ended January 31, 2020, SunAmerica received gross advisory fees from the Fund in the amount of $317,046 or 0.70% of the Fund’s average daily net assets. During the same period, SunAmerica paid subadvisory fees to QS for its management of the Fund in the aggregate amount of $158,523 or 0.35% of average daily net assets, and after waivers and/or reimbursements pursuant to an expense limitation agreement of $143,569, retained $14,954 of its advisory fee. The subadvisory fees payable to QS under the New Subadvisory Agreement are identical to the subadvisory fees payable under the Prior Subadvisory Agreement. As a result, the New Subadvisory Agreement is not expected to have any impact on SunAmerica’s profitability.

Information about the Subadviser and Sub-Subadvisers

QS Investors, LLC (QS) is a Delaware limited liability company with principal offices located at 880 Third Avenue, 7th Floor, New York, New York 10022. QS provides asset management services primarily for institutional accounts, such as corporate pension and profit sharing plans; endowments and foundations; investment companies (including mutual funds); and state, municipal and foreign governmental entities. As of June 30, 2020, QS’s total assets under management were approximately $17 billion. QS is an indirect wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments). The following chart lists QS’s principal executive officers and directors and their principal occupations. The business address of each officer and director as it relates to that person’s position with QS is 880 Third Avenue, 7th Floor, New York, New York 10022.

Name and Address	Principal Occupation
Adam J. Petryk	President and Chief Executive Officer
Steven R. Ducker	Chief Compliance Officer
Janet C. Campagna	Director
Edward Perks	Director
Jed A. Plafker	Director
Gwen L. Shanayfelk	Director

Brandywine Global Investment Management, LLC (Brandywine) is located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103. Brandywine acts as adviser or subadviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. As of June 30, 2020, Brandywine’s total assets under management were approximately $65.1 billion. Brandywine is an affiliate of QS. The following chart lists Brandywine’s principal executive officers and directors and their principal occupations. The business address of each officer and director as it relates to that person’s position with Brandywine is 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.

Name and Address	Principal Occupation
Mark P. Glassman	Chief Administrative Officer
Christopher D. Marzullo	General Counsel & Chief Compliance Officer
David F. Hoffman	Senior Managing Director
Henry F. Otto	Senior Managing Director

Steven M. Tonkovich	Senior Managing Director
Stephen S. Smith	Senior Managing Director
Patrick S. Kaser	Managing Director

ClearBridge Investments, LLC (ClearBridge) is located at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of June 30, 2020, ClearBridge’s total assets under management (including assets under management for RARE Infrastructure Limited and its subsidiaries, which has integrated its business with that of ClearBridge) were approximately $149.4 billion, including $24 billion for which ClearBridge provides non-discretionary investment models to managed accounts sponsors. ClearBridge is a wholly owned subsidiary of Franklin Resources, Inc., headquartered at One Franklin Parkway, San Mateo, California 94403. Franklin Resources, Inc. is a publicly traded company (BEN) that, through its subsidiaries, engages in the business of investment management on an international basis. ClearBridge is an affiliate of QS. The following chart lists ClearBridge’s principal executive officers and directors and their principal occupations. The business address of each officer and director as it relates to that person’s position with ClearBridge is 620 Eighth Avenue, New York, New York 10018 or One Franklin Parkway, San Mateo, California 94403.

Name and Address	Principal Occupation
Terrence J. Murphy	President, Chief Executive Officer and Director
Barbara Brooke Manning	Chief Compliance Officer and General Counsel
Harry D. Cohen	Co-Chief Investment Officer
Scott K. Glasser	Co-Chief Investment Officer and Director
Cynthia K. List	Chief Financial Officer and Director
Jennifer M. Johnson	Director
Jed A. Plafker	Director
Gwen L. Shaneyfelt	Director
Matthew Nicholls	Director

Western Asset Management Company (Western Asset) is located at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of June 30, 2020, the total assets under management of Western Asset and its supervised affiliates were approximately $468 billion. Western Asset is an affiliate of QS. The following chart lists Western Asset’s principal executive officers and directors and their principal occupations. The business address of each officer and director as it relates to that person’s position with Western Asset is 385 East Colorado Boulevard, Pasadena, California 91101 or 620 Eighth Avenue, New York, New York 10018.

Name and Address	Principal Occupation
James W. Hirshmann	Director, Chief Executive Officer and President
Charles A. Ruys de Perez	General Counsel and Secretary
Daniel E. Giddings	Assistant Secretary
Jennifer Williams Murphy	Director and Chief Operating Officer
Marzo N. Bernardi	Director of Client Service and Marketing
Dennis McNamara	Director of Portfolio Operations
Jennifer M. Johnson	Director
Matthew Nicholls	Director
Jed A. Plafker	Director

No Trustee of the Trust has, or has had, any material interest in, or a material interest in a material transaction with QS or its affiliates since the beginning of the Fund’s most recent fiscal year. No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of QS or a Sub-Subadviser.

QS does not provide investment advisory or subadvisory services to mutual funds and/or institutional accounts that have investment strategies or objectives similar to that of the Fund.

Factors Considered by the Board of Trustees

At the Meeting, the Board, including the Independent Trustees, approved the New Subadvisory Agreement between SunAmerica and QS with respect to the Fund. The Board also approved the New Sub-Subadvisory Agreements between QS and each of Brandywine, ClearBridge and Western Asset with respect to the Fund. In connection with the approval of the Subadvisory Agreements, the Board received materials related to certain factors used in its consideration of whether to approve the Subadvisory Agreements. Those factors included:

1)	the requirements of the Fund in the areas of investment supervisory and administrative services;
2)	the nature, extent and quality of the investment advisory and administrative services expected to be provided by the Subadvisers;
3)	the size and structure of the subadvisory and sub-subadvisory fees and any other material payments to the Subadvisers;
4)	the organizational capability and financial condition of the Subadvisers, Franklin and their affiliates, including with respect to the organizational and financial impacts of the Transaction;
5)	the possibility that services of the type required by the Trust might be better obtained from other organizations; and
6)	the fees to be paid by the Adviser to QS and by QS to each Sub-Subadviser for managing the Fund.

In addition, the Board considered (a) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (b) the profitability of QS and the amounts retained by SunAmerica; and (c) information regarding QS’s and each Sub-Subadviser’s compliance and regulatory history. The Board also took into account extensive information from QS regarding its services provided to the Trust, which materials the Board reviewed at the October Meeting in connection with its consideration of the renewal of the existing subadvisory agreements with respect to the various series of the Trust and Seasons Series Trust.

The Independent Trustees were separately represented by counsel that is independent of SunAmerica and the Subadvisers in connection with their consideration of approval of the Subadvisory Agreements. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which such independent counsel provided guidance to the Independent Trustees.

At the October Meeting, the Board received information regarding the Trust’s subadvisory fees compared to subadvisory fee rates of a group of funds with similar investment strategies and/or objectives, as applicable (the “Subadvised Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. The Board also received performance data and expense information prepared by management. In addition, the Board considered expenses and performance of the Subadvisers with respect to accounts and mutual funds that have comparable investment objectives and strategies to the Fund.

Nature, Extent and Quality of Services Provided by the Subadvisers. The Board, including the Independent Trustees, considered the nature, quality and extent of services expected to be provided by the Subadvisers In making its evaluation, the Board considered that SunAmerica acts as adviser for the Fund, manages the daily business affairs of the Trust, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of the Fund’s assets, subject to the Trustees’ oversight and control. It was also noted that SunAmerica’s advisory fees compensate SunAmerica for services such as monitoring portfolio performance, selecting and replacing subadvisers, determining asset allocations among each series of the Trust and ensuring that a subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services or requirements.

With respect to the Subadvisers, the Board noted that the services currently provided by the Subadvisers for the Fund will not change under the Subadvisory Agreements. The Board further noted that QS would continue to be responsible for providing investment management services on a day-to-day basis. In such role, QS will (i) manage the investment and reinvestment of the Fund’s assets; (ii) determine the securities to be purchased or sold and execute such documents on behalf of the Fund as may be necessary in connection with its management thereof; (iii) provide SunAmerica with records concerning its activities; and (iv) render regular reports to SunAmerica and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Board reviewed QS’s and each Sub-Subadviser’s history, structure and size, and investment experience. The Board was informed that in management’s judgment, QS and each Sub-Subadviser has the size, viability and resources to attract and retain highly qualified investment professionals. The Board reviewed the qualifications, background and responsibilities of the staff of QS and each Sub-Subadviser that would be responsible for providing investment management services to the Fund as well as current and projected staffing levels. The Board considered that the personnel of QS and each Sub-Subadviser that would be responsible for advising the Fund, including the key personnel that will be involved in the investment management, administration, compliance and risk management activities with respect to the Fund, will not change as a result of the Transaction. The Board also considered that the investment strategies and techniques utilized by those personnel will not change as a result of the Transaction. The Board noted that the continuity of the Fund’s day-to-day investment management and operations is therefore expected to remain intact.

The Board also reviewed and considered QS’s and each Sub-Subadviser’s compliance and regulatory history, including information about whether it has been involved in any litigation, regulatory actions or investigations that could impair its ability to continue to serve as subadviser or sub-subadviser, as applicable, to the Fund. The Board considered QS’s and each Sub-Subadviser’s risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on the Subadvisers’ ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality and extent of the services expected to be provided by QS and each Sub-Subadviser and that there was a reasonable basis on which to conclude that QS and each Sub-Subadviser would provide high quality services to the Trust.

Portfolio Fees and Expenses; Investment Performance. The Board, including the Independent Trustees, received and reviewed information regarding the Fund’s subadvisory fees (actual and contractual) compared against such fees of its Subadvised Expense Group/Universe. It was noted that with respect to subadvisory fees, SunAmerica negotiates such fees at arm’s length. The Board also considered that the subadvisory fees are paid by SunAmerica out of its advisory fee and not by the Fund, and that subadvisory fees may vary widely within a Subadvised Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees which it retained, noting that there will be no change in the management fee paid by the Fund to SunAmerica. The Board also noted that the subadvisory and sub-subadvisory fee rates to be paid under the Subadvisory Agreements are the same as those under the Prior Agreements. The Board determined that these amounts were reasonable in light of the services performed by SunAmerica, QS and each Sub-Subadviser, respectively.

The Board noted that in considering the reasonableness of the subadvisory fees, it had considered extensive expense and performance information during its consideration of the renewal of the Prior Subadvisory Agreement at the October Meeting. The Board noted that it had received a report prepared independently by Broadridge Financial Solutions, Inc. (“Broadridge”), as well as information provided by management. The Board also noted that it had considered advisory fees received by the Subadvisers with respect to other mutual funds and accounts with similar investment strategies to the Fund as well as performance data from management and the Subadvisers with respect to the Fund and any other mutual funds or other accounts advised or subadvised by the Subadvisers with similar investment objectives and/or strategies, as applicable.

On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to the Fund’s overall performance, performance relative to the Fund’s benchmark and Morningstar and Broadridge peer groups, and a subadviser’s performance within a portfolio. The Board also considered that management makes particular note of any portfolio that may require closer monitoring or potential corrective action by the Board. The Trustees noted that the expense and performance information as a whole was useful in assessing whether QS and each Sub-Subadviser will provide services at a cost that is competitive with other similar funds.

Profitability, Economies of Scale and Other Benefits Derived. The Board noted that the subadvisory fees paid pursuant to the New Subadvisory Agreement are paid by SunAmerica out of its advisory fees. The Board further noted that the sub-subadvisory fees to be paid pursuant to the New Sub-Subadvisory Agreements will be paid by QS. The Trustees also relied on the ability of SunAmerica to negotiate the New Subadvisory Agreement and the fees thereunder at arm’s length. The Board determined that the profitability to the Subadvisers in connection with their respective relationships with the Fund is therefore not a material factor in its consideration of the Subadvisory Agreements.

The Board noted that it had previously received and considered information regarding economies of scale expected to be achieved by the Trust in connection with its consideration of the renewal of the Prior Subadvisory Agreement. The Board considered that the New Subadvisory Agreement and each New Sub-Subadvisory Agreement also contain breakpoints in the fee schedule; however, since SunAmerica, and not the Trust, is responsible for the payment of the fees pursuant to the New Subadvisory Agreement, and QS is responsible for the payment of the fees pursuant to each New Sub-Subadvisory Agreement, the Trust does not directly benefit from any reduction in those fee rates. The Board also considered other potential indirect benefits to the Subadvisers as a result of their relationships with the Fund, which could include research benefits obtained by trading the Fund’s assets, economies of scale, reputational benefits, and the potential for future mandates. For similar reasons as stated above with respect to the Subadvisers’ profitability, the Board concluded that the potential for economies of scale and other indirect benefits to the Subadvisers in their management of the Fund are not a material factor in its consideration at this time.

Terms of Subadvisory Agreements. The Board, including the Independent Trustees, reviewed the terms and conditions of the Subadvisory Agreements, including the duties and responsibilities undertaken by SunAmerica and the Subadvisers as discussed above. The Board also considered that the material terms of the New Subadvisory Agreement and each New Sub-Subadvisory Agreement are identical to the terms of the respective Prior Agreement.

Conclusions. In reaching its decision to recommend the approval of the Subadvisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Trustee attributed different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that QS and each Sub-Subadviser possesses the capability and resources to perform the duties required of it under the applicable Subadvisory Agreement.

Further, based upon its review of the Subadvisory Agreements, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the Subadvisory Agreements are reasonable, fair and in the best interest of the Fund and its shareholders, and (2) the subadvisory and sub-subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Ownership of Shares

As of August 31, 2020, there were approximately 5,700,319.96 shares outstanding of the Fund. As of August 31, 2020, all shares of the Fund were owned directly by the separate accounts of American General Life Insurance Company (“AGL”), The United States Life Insurance Company of The City of New York (“USL”) and/or The Variable Annuity Life Insurance Company (“VALIC”) or affiliated mutual funds. The following shareholders directly owned 5% or more of the Fund’s outstanding shares as of such date:

Class	Owner	Shares	Percentage
Class 1	AGL (Seed)	10,396.30	77.615%
Class 1	Variable Separate Account - AGL	2,998.43	22.385%
Class 3	AGL (Seed)	1,034,374.55	18.189%
Class 3	Variable Separate Account - AGL	4,217,416.27	74.160%

AGL is a stock life insurance company organized under the laws of the state of Texas and its address is 2727-A Allen Parkway, Houston, Texas 77019.

Shareholders that own of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person. As of August 31, 2020, to the knowledge of the Trust, no other person beneficially or of record owned 5% or more of any class of the Fund’s outstanding shares.

The Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the shares of the Fund as of August 31, 2020.

Brokerage Commissions

For the fiscal year ended January 31, 2020, the Fund did not pay any commissions to affiliated broker-dealers.

Other Service Providers

For the fiscal year ended January 31, 2020, the Fund paid an aggregate amount of $112,879 in shareholder services fees to AGL, USL and VALIC, each of which are affiliates of SunAmerica. In addition, the Fund paid $1,092 to VALIC Retirement Services Company (“VRSCO”) for transfer agency services during the period. VRSCO is also an affiliate of SunAmerica and is located at 2929 Allen Parkway, Houston, Texas 77019. AIG Capital Services, Inc. (“ACS”) distributes the Fund’s shares and incurs the expenses of distributing the Fund’s shares under a Distribution Agreement. ACS is located at Harborside 5, 185 Hudson Street, Suite 3300 Jersey City, New Jersey 07311. SunAmerica, AGL, USL, VALIC, VRSCO and ACS are each indirect, wholly-owned subsidiaries of AIG.

Shareholder Reports

Copies of the most recent annual and semi-annual reports of the Fund are available without charge and may be obtained by writing to the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling (800) 445-7862.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kathleen D. Fuentes, Esq., Secretary of SunAmerica Series Trust, Harborside 5, 185 Hudson Street, Suite 3300 Jersey City, New Jersey 07311.

By Order of the Board of Trustees,

/s/ John T. Genoy
John T. Genoy
President
SunAmerica Series Trust

Dated: September 28, 2020

Exhibit A

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (“Agreement”) is dated as of July 31, 2020, by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and QS INVESTORS, LLC, a Delaware limited liability company (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser has the express authority to delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest, without par value, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (each, a “Portfolio,” and collectively, the “Portfolio(s)”), and the Subadviser is willing to furnish such services; and

WHEREAS, the Adviser desires the Subadviser to engage, pursuant to one or more written agreements (each, a “Subadvisory Affiliate Agreement”), one or more affiliates that the Subadviser controls, is controlled by or is under common control with (each, a “Subadviser Affiliate,” and collectively, the “Subadviser Affiliates”), that are registered as investment advisers under the Advisers Act, to assist the Subadviser in discharging its obligations under this Agreement on the terms hereinafter set forth.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.        Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of the Advisory Agreement. Pursuant to this Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments or instruments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain in accordance with Rule 31a-1 and Rule 31a-2 under the Act, and will render reports to the Adviser and to officers and Trustees of the Trust, at such times and in such detail as shall be reasonable, concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, as provided promptly and in writing to the Subadviser from time to time, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information, as provided promptly by the Adviser to the Subadviser; and (b) applicable laws and regulations.

The Subadviser represents and warrants to the Adviser that it will manage the Portfolio(s) at all times (a) in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) the provisions of the Act and the rules and regulations adopted thereunder; (c) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information (together, the “Registration Statement”) as most recently provided by the Adviser to the Subadviser; and (d) the policies and procedures as adopted by the Trustees of the Trust provided in writing to the Subadviser. The Subadviser further represents and warrants to the Adviser that it will manage each Portfolio in compliance with Section 851(b)(2) and (3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Section 817(h) of Subchapter L of the Code, solely with respect to the assets of the Portfolio(s) which are under its management and based solely on information provided by the custodian of the Portfolio(s). Furthermore, the Adviser will work in conjunction with the Subadviser to undertake any corrective action that may be required as advised by a Portfolio’s tax advisor in a timely manner following quarter end in order to allow the Subadviser to resolve the issue within the 30-day cure period under the Code.

The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser in writing expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission (“SEC”) thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Subadviser shall not be responsible for the other expenses of a Portfolio, including, without limitation, fees of a Portfolio’s independent public accountants, transfer agent, custodian and other service providers who are not employees of the Subadviser; brokerage commissions and other transaction-related expenses; tax-reporting; taxes levied against a Portfolio or any of its property; and interest expenses of a Portfolio.

The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolio(s) or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser (and not the Subadviser), or any other subadvisers to other investment companies that are under common control with the Trust, concerning transactions of the Portfolio(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.

The Subadviser may delegate certain of the Subadviser’s duties hereunder to a Subadviser Affiliate, provided that any such arrangements are entered into in accordance with all applicable requirements of the Act and the terms of any applicable exemptive orders. The Subadviser acknowledges and agrees that any such delegation by the Subadviser shall in no way relieve the Subadviser of its duties and obligations hereunder, all such duties and obligations hereunder shall remain the sole responsibility of the Subadviser as if no such delegation had occurred, and the Subadviser, in accordance with Section 9 hereof, shall be fully responsible and liable for all actions or omissions to act by any Subadviser Affiliate. The Subadviser shall notify the Adviser promptly in writing at least seventy-five (75) days in advance in the event that a Subadvisory Affiliate Agreement is to be materially amended. The Subadviser acknowledges and agrees that the Subadviser Affiliates are not parties to this Agreement and are not intended beneficiaries of this Agreement and that they have no rights under this Agreement.

The Adviser acknowledges that the Subadviser and its delegates do not hold client money and/or custody assets.

2.        Portfolio Transactions. The Subadviser (and any Subadviser Affiliate that is engaged pursuant to the terms of a Subadvisory Affiliate Agreement) is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments or instruments for the Portfolio(s), broker-dealers, futures commission merchants’ and other counterparties selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing Portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio(s) with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

Subject to this Section 2, the Subadviser and any Subadviser Affiliates shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all Portfolio transactions entered into by the Subadviser or any Subadviser Affiliates on behalf of the Portfolio(s).

3.        Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior day’s net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser’s fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4.        Reports. The Adviser agrees to furnish to the Subadviser current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements (collectively, “Trust Reports”) as soon as practicable after such Trust Reports are available to the public, and such other information with regard to their affairs and that of the Trust as the Subadviser may reasonably request. Adviser will provide Subadviser access to a list of the affiliates of Adviser or the Portfolio(s) to which investment restrictions apply, which list will specifically identify (a) all companies in which the Portfolio(s) may not invest, together with ticker symbols and/or CUSIP numbers for all such companies, and (b) any affiliated brokers and any restrictions that apply to the use of those brokers by the Portfolio(s). Adviser will notify Subadviser any time a change to such list is made.

The Adviser has delivered or will deliver to the Subadviser current copies of the Trust’s Prospectus and Statement of Additional Information, and all applicable supplements thereto. The Subadviser agrees to furnish to the

Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser (the “CCO”) with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Subadviser regarding the Subadviser’s and the Subadviser Affiliates’ compliance with applicable law, including: (i) Rule 206(4)-7 of the Advisers Act; (ii) the Federal Securities Laws, as defined in Rule 38a-1 under the Act; (iii) the Commodity Exchange Act; and (iv) any and all other laws, rules and regulations, whether foreign or domestic, in each case, applicable at any time to the operations of the Subadviser with respect to the provision of its services under this Agreement. The Subadviser shall make its officers and employees (including its CCO) who are responsible for the Portfolio available, upon reasonable notice to the Subadviser, to the Adviser and/or the CCO from time to time to examine and review the Subadviser’s and the Subadviser Affiliates’ compliance program and adherence thereto.

5.        Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

6.        Proxy Voting. The Adviser acknowledges the Subadviser or any Subadviser Affiliates will have no responsibility to vote proxies. The Adviser will vote proxies relating to the Portfolio’s securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio’s securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

7.        Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust will be provided as soon as reasonably practicable to the Trust or the Adviser upon request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it, and related to the Portfolio(s), as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

8.        Reference to the Subadviser. None of the Trust, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior written approval of the Subadviser, prior to first use, which approval shall not be unreasonably withheld. Additionally, if substantive changes are made to such materials thereafter, the Portfolio(s) shall furnish to the Subadviser the updated material for approval prior to first use, which approval shall not be unreasonably withheld. Upon the termination of this Agreement, none of the Trust, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials. Notwithstanding the above, for so long as the Subadviser serves as subadviser to the Portfolio(s), the Trust, the Portfolio(s) and the Adviser may use the name or logo of the Subadviser or any of its affiliates (including but not limited to any Subadviser Affiliates) in the Registration Statement, shareholder reports, and other filings with the SEC, or after the Subadviser ceases to serve as subadviser, if such usage is solely for the purpose of meeting a disclosure obligation under laws, rules, regulations, statutes and codes, whether state or federal, without the Subadviser’s prior written consent.

9.        Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, members, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, members, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser’s conduct under this Agreement.

(b) The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser’s disabling conduct, including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

10.        Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two (2) years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

With respect to a Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than thirty (30) nor more than sixty (60) days’ written notice to the Subadviser. With respect to a Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on ninety (90) days’ written notice to the Adviser and the Trust. The termination of this Agreement with respect to a Portfolio or the addition of a Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

11.        Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.        Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

13.        Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

14.        Legal Matters. The Subadviser will not take any action or render advice involving legal action on behalf of the Trust with respect to securities or other investments held in a Portfolio or the issuers thereof, which become the subject of legal notices or proceedings, including securities class actions and bankruptcies.

15.        Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property,” as defined in the Declaration, only shall be liable.

16.        Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

17.        Confidentiality. Neither party will disclose, or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolio(s) or to advise on the Portfolio(s), and will keep confidential any non-public information obtained directly as a result of this service relationship. A receiving party shall disclose such non-public information only if the other party has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by disclosing party or has been disclosed, directly or indirectly, by the disclosing party to others, becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the disclosing party in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolio(s) and may include such total return in the calculation of composite performance information.

18.        Representations. By execution of this Agreement, Subadviser represents that it is duly registered as an investment adviser with the SEC pursuant to the Advisers Act and that it has electronically provided to the Adviser Part 2A of its registration on Form ADV prior to signing this Agreement.

19.        Use of the Services of Others. In rendering the services required under this Agreement, Subadviser may, consistent with applicable law from time to time, employ, delegate, or associate with itself such affiliated or unaffiliated person or persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement; provided, however, that any such delegation, notwithstanding the engagement of the Subadvisory Affiliates, shall not involve any such person serving as an “adviser” to the Portfolio within the meaning of the 1940 Act. Subadviser shall remain liable to Adviser for the performance of Subadviser’s and the Subadviser’s Affiliates’ obligations hereunder, and Adviser shall not be responsible for any fees that any such person may charge to Subadviser for such services.

20.        Force Majeure. Notwithstanding anything in this Subadvisory Agreement to the contrary, Subadviser shall not be responsible or liable for its failure to perform under this Subadvisory Agreement or for any losses to the Portfolio(s) resulting from any event beyond the control of Subadviser, its Subadviser Affiliates, or its agents, including but not limited to, nationalization, strikes, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the assets of the Portfolio(s); or any order or regulation of any banking or securities industry, including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God, or any other similar event.

21.        Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	QS Investors, LLC
880 Third Avenue, 7th Floor
New York, NY 10022
Attention: U.S. Subadvisory Team

Adviser:	SunAmerica Asset Management, LLC
Harborside 5
185 Hudson Street, Suite 3300
Jersey City, NJ 07311
Attention: Gregory N. Bressler
Senior Vice President and General Counsel

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By:	/s/ Sharon French
Name:	Sharon French
Title:	President and Chief Executive Officer

QS INVESTORS, LLC

By:	/s/ Eileen M. Stevens
Name:	Eileen M. Stevens
Title:	Head of Business Management

SCHEDULE A

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)

SA Legg Mason Tactical Opportunities Portfolio

0.350% of average daily net assets to $500 million; 0.325% of average daily net assets over $500 million to $1 Billion; 0.300% of average daily net assets over $1 Billion to $2 Billion; 0.275% of average daily net assets over $2 billion.

Exhibit B

SUB-SUBADVISORY AGREEMENT FOR

SUNAMERICA SERIES TRUST

THIS AGREEMENT is made as of this 31st day of July, 2020, among QS Investors, LLC, a Delaware limited liability company with its principal place of business at 880 Third Avenue, 7th Floor, New York 10022 (the “Subadviser”), and Brandywine Global Investment Management, a limited liability company with its principal place of business at 1735 Market Street, Suite 1800, Philadelphia, PA 19103 (the “Subadviser Affiliate”).

W I T N E S E T H

WHEREAS, SunAmerica Asset Management, LLC, a Delaware limited liability company (the “Adviser”), has retained Subadviser as Subadviser to render investment advisory services to a portfolio of the SunAmerica Series Trust (the “Portfolio”), a Massachusetts business trust (the “Trust”) registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) pursuant to a Sub-Advisory Agreement dated as of August 16, 2017 (the “SunAmerica Advisory Agreement”); and

WHEREAS, Adviser requests that Subadviser employ Subadviser Affiliate, a registered investment adviser under the Investment Advisers Act of 1940 and a wholly owned affiliate of Franklin Resources, Inc. (“Franklin”), under which both Subadviser and Subadviser Affiliate are under common control, as its investment sub-adviser, and Subadviser Affiliate is willing to render investment sub-advisory services to Subadviser, subject to and in accordance with the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the mutual promises and undertakings set forth in this Agreement, Subadviser and Subadviser Affiliate hereby agree as follows:

1.        Appointment of Subadviser Affiliate. Subadviser hereby employs Subadviser Affiliate as investment sub-adviser for the assets of the Portfolio, on the terms and conditions set forth herein, and subject to the direction of Subadviser. Subadviser Affiliate accepts such employment and agrees to render the services herein set forth, for the compensation herein provided.

2.        Duties of Subadviser Affiliate.

(a)        At the request of SunAmerica and subject to the oversight of the Trust’s Board of Trustees, Subadviser Affiliate shall act as sub-advisor in managing the investment and reinvestment of all or a portion of the assets of the Portfolio in accordance with the SunAmerica Advisory Agreement; to continuously review, supervise, and administer an investment program for the Portfolio; to determine in its discretion the securities to be purchased or sold and the portion of such assets to be held uninvested; to provide the Trust (either directly or through Subadviser) with all records concerning the activities of Subadviser Affiliate that the Trust is required to maintain; and to render or assist Subadviser in rendering regular reports to the Trust’s officers and the Board of Trustees concerning the discharge of Subadviser Affiliate’s responsibilities hereunder. Subadviser Affiliate agrees that all accounts, books and other records maintained and preserved by it, and related to the Portfolio(s), as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Trust’s auditors, the Trust or any representative of the Trust, Adviser, Subadviser, or any governmental agency or other instrumentality having regulatory authority over the Trust. Subadviser Affiliate will discharge the foregoing responsibilities subject to the supervision and oversight of Subadviser or its designee identified in Section 2(b) below, the Trust’s officers and the Board of Trustees and in compliance with the objective, policies, and limitations set forth in the Portfolio’s prospectus and Statement of Additional Information, any additional operating policies or procedures that the Portfolio communicates to Subadviser Affiliate in writing (either directly or through Subadviser), and applicable laws and regulations. Subadviser Affiliate agrees to provide, at its own expense, the office space, furnishings and equipment, and the personnel required by it to perform the services on the terms and for the compensation provided herein. Subadviser Affiliate shall pay all expenses incurred by it in the performance of its duties under this Agreement.

(b)        Subadviser Affiliate acknowledges and agrees that Subadviser is ultimately responsible for all aspects of providing to the Portfolio the services required of Subadviser under the SunAmerica Advisory Agreement. Subadviser Affiliate also acknowledges that Subadviser shall delegate certain or all of operational due diligence oversight of Subadviser Affiliate to Franklin. Accordingly, Subadviser Affiliate shall discharge its duties and responsibilities specified in paragraph (a) of this Section 2 and elsewhere in this Agreement, subject at all times to the direction, control, supervision, and oversight of Subadviser, Adviser, and Franklin, as applicable. In furtherance thereof, Subadviser Affiliate shall, without limitation, (i) make its offices available, upon reasonable request, to representatives of Subadviser, Adviser or Franklin for on-site inspections and consultations with the officers and applicable portfolio managers of Subadviser Affiliate responsible for the day-to-day management of the Portfolio, (ii) upon request, provide Subadviser, Adviser or Franklin with copies of all records it maintains regarding its management of the Portfolio and (iii) report to Subadviser each calendar quarter and at such other times as Subadviser may reasonably request regarding (A) Subadviser Affiliate’s implementation of the Portfolio’s investment program and the Portfolio’s portfolio composition and performance, (B) any policies and procedures implemented by Subadviser Affiliate to ensure compliance with United States securities laws and regulations applicable to Subadviser Affiliate and the Portfolio, (C) the Portfolio’s compliance with the objective, policies, and limitations set forth in the Portfolio’s prospectus and Statement of Additional Information and any additional operating policies or procedures that the Portfolio communicates to Subadviser Affiliate in writing (either directly or through Subadviser) and (D) such other matters as Subadviser may reasonably request.

(c)        Adviser and the Trust’s Valuation Committee shall have primary responsibility for valuation of the Portfolio’s assets. Subadviser Affiliate will be reasonably available to consult with Adviser, the Trust’s Valuation Committee to provide requested input concerning the valuation of portfolio securities where possible. In addition, Subadviser Affiliate will promptly notify Adviser (either directly or through Subadviser) in the event that Subadviser Affiliate becomes aware that the Portfolio is carrying a security at a value that Subadviser Affiliate believes does not fairly represent the price that could be obtained for the security in a current market transaction.

(d)        Subadviser Affiliate agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to Adviser or the Trust (either directly or through Subadviser).

3.        Securities Transactions. Among its responsibilities, Subadviser Affiliate shall select the brokers or dealers that will execute purchases and sales of securities for the Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution for such transactions, subject to written policies and procedures provided to Subadviser Affiliate (either directly or through Subadviser), and consistent with Section 28(e) of the Securities Exchange Act of 1934. Subadviser Affiliate will promptly communicate or assist Subadviser in communicating to the Portfolio’s officers and the Board of Trustees such information relating to the portfolio transactions Subadviser Affiliate has directed on behalf of the Portfolio as Subadviser or such officers or the Board may reasonably request.

4.        Compensation of Subadviser Affiliate. For the services to be rendered by Subadviser Affiliate as provided in this Agreement, Subadviser (and not the Trust or the Portfolio) will pay to Subadviser Affiliate fees in an amount and at the times specified in Schedule A hereto.

5.        Compliance. Subadviser Affiliate agrees to comply with all policies, procedures, or reporting requirements that the Board of Trustees reasonably adopts and communicates to Subadviser Affiliate in writing (either directly or through Subadviser) including, without limitation, any such policies, procedures, or reporting requirements relating to soft dollar or other brokerage arrangements. “Applicable Law” means (i) the “federal securities laws” as defined in Rule 38a-1(e)(1) under the 1940 Act, as amended from time to time, and (ii) any and all other laws, rules, and regulations, whether foreign or domestic, in each case applicable at any time and from time to time to the investment management operations of Subadviser Affiliate in relation to the Portfolio.

6.    Status of Subadviser Affiliate. The services of Subadviser Affiliate to Subadviser under this Agreement are not to be deemed exclusive, and Subadviser Affiliate will be free to render similar services to others so long as its services to Subadviser under this Agreement are not impaired thereby. Subadviser Affiliate will be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent the Portfolio in any way or otherwise be deemed an agent of the Portfolio or the Trust.

7.        Liability of Subadviser Affiliate. Subadviser Affiliate may rely on information reasonably believed by it to be accurate and reliable. Subadviser Affiliate shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, provided that nothing in this Agreement shall protect Subadviser Affiliate against any liability to Subadviser, Adviser or the Trust or its shareholders to which Subadviser Affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 7, the term “Subadviser Affiliate” shall include the identified affiliates of Subadviser Affiliate performing services for the Trust or the Portfolio contemplated hereby and the partners, shareholders, directors, officers and employees of Subadviser Affiliate and such affiliates identified in Schedule B hereto. The Subadviser Affiliate does not guarantee the future performance of the Portfolio or any specific level of performance, the success of any investment decision or strategy that the Subadviser Affiliate may use, or the success of the Subadviser Affiliate’s overall management of the Portfolio.

8.        Duration; Termination; Novation; Notices; Amendment. Unless sooner terminated as provided herein, this Agreement shall continue in effect for so long as the SunAmerica Advisory Agreement remains in effect. Notwithstanding the foregoing, this Agreement may also be terminated, without the payment of any penalty, by Subadviser (i) upon 60 days’ written notice to Subadviser Affiliate; or (ii) upon material breach by Subadviser Affiliate of any representations and warranties set forth in this Agreement, if such breach has not been cured within 20 days after written notice of such breach; Subadviser Affiliate may terminate this Agreement at any time, without payment of any penalty, (1) upon 60 days’ written notice to Subadviser; or (2) upon material breach by Subadviser of any representations and warranties set forth in the Agreement, if such breach has not been cured within 20 days after written notice of such breach. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the SunAmerica Advisory Agreement. Additionally, this Agreement shall terminate automatically in the event of its novation to another party. Any notice under this Agreement will be given in writing, addressed and delivered, or mailed postpaid, to the other party as follows:

If to Subadviser, at:

QS Investors, LLC

880 Third Avenue, 7th Floor

New York, NY 10022

Attention: U.S. Subadvisory Team

Telephone: (212) 886-9200

If to Subadviser Affiliate, at:

Brandywine Global Investment Management, LLC

1735 Market Street, Suite 1800

Philadelphia, PA 19103

Attention: Legal Department

Telephone: (215) 609-3500

This Agreement may be amended by mutual consent of the parties hereto.

9.        Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected thereby.

10.        Confidentiality. Subadviser Affiliate shall keep confidential any and all information obtained in connection with the services rendered hereunder and shall not disclose any such information to any person other than Subadviser, the Trust, the Board of Trustees, Adviser, and any director, officer, or employee of Subadviser, the Trust, or Adviser, except (i) with the prior written consent of the Trust, (ii) as required by law, regulation, court order, or the rules or regulations of any self-regulatory organization, governmental body, or official having jurisdiction over Subadviser or Subadviser Affiliate, or (iii) for information that is publicly available other than due to disclosure by Subadviser Affiliate or its affiliates or becomes known to Subadviser Affiliate from a source other than Subadviser, the Trust, the Board of Trustees, or Adviser.

11.        Proxy Policy. Subadviser Affiliate acknowledges Adviser is responsible for voting, or abstaining from voting, all proxies with respect to companies whose securities are held in that portion of the Portfolio allocated to Subadviser by Adviser, but to the extent such responsibility is delegated to Subadviser, and in turn is delegated to Subadviser Affiliate, Subadviser Affiliate shall use its best good faith judgment to vote, or abstain from voting, such proxies in the manner that best serves the interests of the Portfolio’s shareholders. Subadviser Affiliate will be reasonably available in the event Adviser, on certain non-routine matters, needs to consult with Subadviser Affiliate prior to voting proxies relating to securities within the portion of the Portfolio allocated to Subadviser Affiliate.

12.        Legal Matters. The Subadviser Affiliate will not take any action or render advice involving legal action on behalf of the Portfolio except it may do so solely with respect to securities or other investments held in the Portfolio or the issuers thereof, which become the subject of legal notices or proceedings, including securities class actions and bankruptcies.

13.        Certain Records.

(a)        Subadviser Affiliate hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the allocated portion of the Portfolio(s) required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by Subadviser Affiliate on behalf of the Trust will be provided as soon as reasonably practicable to the Trust or Adviser (directly or through Subadviser) upon request.

(b)        Subadviser Affiliate agrees that all accounts, books and other records maintained and preserved by it, and related to the allocated portion of the Portfolio(s), as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Trust’s auditors, the Trust or any representative of the Trust, Adviser (directly or through Subadviser), or any governmental agency or other instrumentality having regulatory authority over the Trust.

14.        Use of the Services of Others. In rendering certain of the compliance oversight services required under this Agreement, Subadviser may, consistent with applicable law from time to time, employ, delegate, or associate with itself such affiliated or unaffiliated person or persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement; provided, however, that any such delegation shall not involve any such person serving as an “adviser” to the Portfolio within the meaning of the 1940 Act.

15.        Governing Law. All questions concerning the validity, meaning, and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-interest law principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.

16.        Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Sub-Subadvisory Agreement to be executed as of the date first set forth herein.

QS INVESTORS, LLC

By:	/s/ Eileen M. Stevens
Name: Eileen M. Stevens
Title: Head of Business Management

BRANDYWINE GLOBAL INVESTMENT MANAGERS

By:	/s/ Mark P. Glassman
Name: Mark P. Glassman
Title: Chief Administrative Officer

Schedule A

	First $500MM	Next$500MM	Next $1BB	Over $2BB

Brandywine Diversified LCV	0.3000%	0.2800%	0.2600%	0.2300%

Schedule B

[List of Subadviser Affiliate’s Affiliates]

N/A

Exhibit C

SUB-SUBADVISORY AGREEMENT FOR

SUNAMERICA SERIES TRUST

THIS AGREEMENT is made as of this 31st day of July, 2020, among QS Investors, LLC, a Delaware limited liability company with its principal place of business at 880 Third Avenue, 7th Floor, New York 10022 (the “Subadviser”), and Western Asset Management Company, a California corporation with its principal place of business at 385 E. Colorado Boulevard, Pasadena, California 91101 (the “Subadviser Affiliate”).

W I T N E S E T H

WHEREAS, SunAmerica Asset Management, LLC, a Delaware limited liability company (the “Adviser”), has retained Subadviser as Subadviser to render investment advisory services to a portfolio of the SunAmerica Series Trust (the “Portfolio”), a Massachusetts business trust (the “Trust”) registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) pursuant to a Sub-Advisory Agreement dated as of August 16, 2017 (the “SunAmerica Advisory Agreement”); and

WHEREAS, Adviser requests that Subadviser employ Subadviser Affiliate, a registered investment adviser under the Investment Advisers Act of 1940 and a wholly owned affiliate of Franklin Resources, Inc. (“Franklin”), under which both Subadviser and Subadviser Affiliate are under common control, as its investment sub-adviser, and Subadviser Affiliate is willing to render investment sub-advisory services to Subadviser, subject to and in accordance with the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the mutual promises and undertakings set forth in this Agreement, Subadviser and Subadviser Affiliate hereby agree as follows:

1.        Appointment of Subadviser Affiliate. Subadviser hereby employs Subadviser Affiliate as investment sub-adviser for the assets of the Portfolio, on the terms and conditions set forth herein, and subject to the direction of Subadviser. Subadviser Affiliate accepts such employment and agrees to render the services herein set forth, for the compensation herein provided.

2.        Duties of Subadviser Affiliate.

(a)        At the request of SunAmerica and subject to the oversight of the Trust’s Board of Trustees, Subadviser Affiliate shall act as sub-advisor in managing the investment and reinvestment of all or a portion of the assets of the Portfolio in accordance with the SunAmerica Advisory Agreement; to continuously review, supervise, and administer an investment program for the Portfolio; to determine in its discretion the securities to be purchased or sold and the portion of such assets to be held uninvested; to provide the Trust (either directly or through Subadviser) with all records concerning the activities of Subadviser Affiliate that the Trust is required to maintain; and to render or assist Subadviser in rendering regular reports to the Trust’s officers and the Board of Trustees concerning the discharge of Subadviser Affiliate’s responsibilities hereunder. Subadviser Affiliate agrees that all accounts, books and other records maintained and preserved by it, and related to the Portfolio(s), as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Trust’s auditors, the Trust or any representative of the Trust, Adviser, Subadviser, or any governmental agency or other instrumentality having regulatory authority over the Trust. Subadviser Affiliate will discharge the foregoing responsibilities subject to the supervision and oversight of Subadviser or its designee identified in Section 2(b) below, the Trust’s officers and the Board of Trustees and in compliance with the objective, policies, and limitations set forth in the Portfolio’s prospectus and Statement of Additional Information, any additional operating policies or procedures that the Portfolio communicates to Subadviser Affiliate in writing (either directly or through Subadviser), and applicable laws and regulations. Subadviser Affiliate agrees to provide, at its own expense, the office space, furnishings and equipment, and the personnel required by it to perform the services on the terms and for the compensation provided herein. Subadviser Affiliate shall pay all expenses incurred by it in the performance of its duties under this Agreement.

(b)        Subadviser Affiliate acknowledges and agrees that Subadviser is ultimately responsible for all aspects of providing to the Portfolio the services required of Subadviser under the SunAmerica Advisory Agreement. Subadviser Affiliate also acknowledges that Subadviser shall delegate certain or all of operational due diligence oversight of Subadviser Affiliate to Franklin. Accordingly, Subadviser Affiliate shall discharge its duties and responsibilities specified in paragraph (a) of this Section 2 and elsewhere in this Agreement, subject at all times to the direction, control, supervision, and oversight of Subadviser, Adviser, and Franklin, as applicable. In furtherance thereof, Subadviser Affiliate shall, without limitation, (i) make its offices available, upon reasonable request, to representatives of Subadviser, Adviser or Franklin for on-site inspections and consultations with the officers and applicable portfolio managers of Subadviser Affiliate responsible for the day-to-day management of the Portfolio, (ii) upon request, provide Subadviser, Adviser or Franklin with copies of all records it maintains regarding its management of the Portfolio and (iii) report to Subadviser each calendar quarter and at such other times as Subadviser may reasonably request regarding (A) Subadviser Affiliate’s implementation of the Portfolio’s investment program and the Portfolio’s portfolio composition and performance, (B) any policies and procedures implemented by Subadviser Affiliate to ensure compliance with United States securities laws and regulations applicable to Subadviser Affiliate and the Portfolio, (C) the Portfolio’s compliance with the objective, policies, and limitations set forth in the Portfolio’s prospectus and Statement of Additional Information and any additional operating policies or procedures that the Portfolio communicates to Subadviser Affiliate in writing (either directly or through Subadviser) and (D) such other matters as Subadviser may reasonably request.

(c)        Adviser and the Trust’s Valuation Committee shall have primary responsibility for valuation of the Portfolio’s assets. Subadviser Affiliate will be reasonably available to consult with Adviser, the Trust’s Valuation Committee to provide requested input concerning the valuation of portfolio securities where possible. In addition, Subadviser Affiliate will promptly notify Adviser (either directly or through Subadviser) in the event that Subadviser Affiliate becomes aware that the Portfolio is carrying a security at a value that Subadviser Affiliate believes does not fairly represent the price that could be obtained for the security in a current market transaction.

(d)        Subadviser Affiliate agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to Adviser or the Trust (either directly or through Subadviser).

3.        Securities Transactions. Among its responsibilities, Subadviser Affiliate shall select the brokers or dealers that will execute purchases and sales of securities for the Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution for such transactions, subject to written policies and procedures provided to Subadviser Affiliate (either directly or through Subadviser), and consistent with Section 28(e) of the Securities Exchange Act of 1934. Subadviser Affiliate will promptly communicate or assist Subadviser in communicating to the Portfolio’s officers and the Board of Trustees such information relating to the portfolio transactions Subadviser Affiliate has directed on behalf of the Portfolio as Subadviser or such officers or the Board may reasonably request.

4.        Compensation of Subadviser Affiliate. For the services to be rendered by Subadviser Affiliate as provided in this Agreement, Subadviser (and not the Trust or the Portfolio) will pay to Subadviser Affiliate fees in an amount and at the times specified in Schedule A hereto.

5.        Compliance. Subadviser Affiliate agrees to comply with all policies, procedures, or reporting requirements that the Board of Trustees reasonably adopts and communicates to Subadviser Affiliate in writing (either directly or through Subadviser) including, without limitation, any such policies, procedures, or reporting requirements relating to soft dollar or other brokerage arrangements. “Applicable Law” means (i) the “federal securities laws” as defined in Rule 38a-1(e)(1) under the 1940 Act, as amended from time to time, and (ii) any and all other laws, rules, and regulations, whether foreign or domestic, in each case applicable at any time and from time to time to the investment management operations of Subadviser Affiliate in relation to the Portfolio.

6.    Status of Subadviser Affiliate. The services of Subadviser Affiliate to Subadviser under this Agreement are not to be deemed exclusive, and Subadviser Affiliate will be free to render similar services to others so long as its services to Subadviser under this Agreement are not impaired thereby. Subadviser Affiliate will be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent the Portfolio in any way or otherwise be deemed an agent of the Portfolio or the Trust.

7.        Liability of Subadviser Affiliate. Subadviser Affiliate may rely on information reasonably believed by it to be accurate and reliable. Subadviser Affiliate shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, provided that nothing in this Agreement shall protect Subadviser Affiliate against any liability to Subadviser, Adviser or the Trust or its shareholders to which Subadviser Affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 7, the term “Subadviser Affiliate” shall include the identified affiliates of Subadviser Affiliate performing services for the Trust or the Portfolio contemplated hereby and the partners, shareholders, directors, officers and employees of Subadviser Affiliate and such affiliates identified in Schedule B hereto. The Subadviser Affiliate does not guarantee the future performance of the Portfolio or any specific level of performance, the success of any investment decision or strategy that the Subadviser Affiliate may use, or the success of the Subadviser Affiliate’s overall management of the Portfolio.

8.        Duration; Termination; Novation; Notices; Amendment. Unless sooner terminated as provided herein, this Agreement shall continue in effect for so long as the SunAmerica Advisory Agreement remains in effect. Notwithstanding the foregoing, this Agreement may also be terminated, without the payment of any penalty, by Subadviser (i) upon 60 days’ written notice to Subadviser Affiliate; or (ii) upon material breach by Subadviser Affiliate of any representations and warranties set forth in this Agreement, if such breach has not been cured within 20 days after written notice of such breach; Subadviser Affiliate may terminate this Agreement at any time, without payment of any penalty, (1) upon 60 days’ written notice to Subadviser; or (2) upon material breach by Subadviser of any representations and warranties set forth in the Agreement, if such breach has not been cured within 20 days after written notice of such breach. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the SunAmerica Advisory Agreement. Additionally, this Agreement shall terminate automatically in the event of its novation to another party. Any notice under this Agreement will be given in writing, addressed and delivered, or mailed postpaid, to the other party as follows:

If to Subadviser, at:

QS Investors, LLC

880 Third Avenue, 7th Floor

New York, NY 10022

Attention: U.S. Subadvisory Team

Telephone: (212) 886-9200

If to Subadviser Affiliate, at:

Western Asset Management Company

Attn: Ellen Cramer

620 8th Avenue, 50th FL

New York, NY 10018

FAX: (212) 601-6229

With a copy to:

Western Asset Management Company

Attn: General Counsel

385 E. Colorado Blvd.

Pasadena, CA 91101

FAX: (626) 844-9450

This Agreement may be amended by mutual consent of the parties hereto.

9.        Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected thereby.

10.        Confidentiality. Subadviser Affiliate shall keep confidential any and all information obtained in connection with the services rendered hereunder and shall not disclose any such information to any person other than Subadviser, the Trust, the Board of Trustees, Adviser, and any director, officer, or employee of Subadviser, the Trust, or Adviser, except (i) with the prior written consent of the Trust, (ii) as required by law, regulation, court order, or the rules or regulations of any self-regulatory organization, governmental body, or official having jurisdiction over Subadviser or Subadviser Affiliate, or (iii) for information that is publicly available other than due to disclosure by Subadviser Affiliate or its affiliates or becomes known to Subadviser Affiliate from a source other than Subadviser, the Trust, the Board of Trustees, or Adviser.

11.        Proxy Policy. Subadviser Affiliate acknowledges Adviser is responsible for voting, or abstaining from voting, all proxies with respect to companies whose securities are held in that portion of the Portfolio allocated to Subadviser by Adviser, but to the extent such responsibility is delegated to Subadviser, and in turn is delegated to Subadviser Affiliate, Subadviser Affiliate shall use its best good faith judgment to vote, or abstain from voting, such proxies in the manner that best serves the interests of the Portfolio’s shareholders. Subadviser Affiliate will be reasonably available in the event Adviser, on certain non-routine matters, needs to consult with Subadviser Affiliate prior to voting proxies relating to securities within the portion of the Portfolio allocated to Subadviser Affiliate.

12.        Legal Matters. The Subadviser Affiliate will not take any action or render advice involving legal action on behalf of the Portfolio except it may do so solely with respect to securities or other investments held in the Portfolio or the issuers thereof, which become the subject of legal notices or proceedings, including securities class actions and bankruptcies.

13.        Certain Records.

(a)        Subadviser Affiliate hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the allocated portion of the Portfolio(s) required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by Subadviser Affiliate on behalf of the Trust will be provided as soon as reasonably practicable to the Trust or Adviser (directly or through Subadviser) upon request.

(b)    Subadviser Affiliate agrees that all accounts, books and other records maintained and preserved by it, and related to the allocated portion of the Portfolio(s), as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Trust’s auditors, the Trust or any representative of the Trust, Adviser (directly or through Subadviser), or any governmental agency or other instrumentality having regulatory authority over the Trust.

14.        Use of the Services of Others. In rendering certain of the compliance oversight services required under this Agreement, Subadviser may, consistent with applicable law from time to time, employ, delegate, or associate with itself such affiliated or unaffiliated person or persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement; provided, however, that any such delegation shall not involve any such person serving as an “adviser” to the Portfolio within the meaning of the 1940 Act.

15.        Governing Law. All questions concerning the validity, meaning, and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-interest law principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.

16.        Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Sub-Subadvisory Agreement to be executed as of the date first set forth herein.

QS INVESTORS, LLC

By:	/s/ Eileen M. Stevens
Name: Eileen M. Stevens
Title: Head of Business Management

WESTERN ASSET MANAGEMENT COMPANY

By:	/s/ Karlen Powell
Name: Karlen Powell
Title: Manager of Client Service Support

Schedule A

	First $500MM	Next$500MM	Next $1BB	Over $2BB

Western	0.2000%	0.1750%	0.1600%	0.1500%

Schedule B

Western Asset Management Company

Western Asset Management Company Limited

Exhibit D

SUB-SUBADVISORY AGREEMENT FOR

SUNAMERICA SERIES TRUST

THIS AGREEMENT is made as of this 31st day of July, 2020, among QS Investors, LLC, a Delaware limited liability company with its principal place of business at 880 Third Avenue, 7th Floor, New York 10022 (the “Subadviser”), and ClearBridge Investments, LLC a Delaware limited liability company with its principal place of business at 620 8th Avenue, New York, NY 10018 (the “Subadviser Affiliate”).

W I T N E S E T H

WHEREAS, SunAmerica Asset Management, LLC, a Delaware limited liability company (the “Adviser”), has retained Subadviser as Subadviser to render investment advisory services to a portfolio of the SunAmerica Series Trust (the “Portfolio”), a Massachusetts business trust (the “Trust”) registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) pursuant to a Sub-Advisory Agreement dated as of August 16, 2017 (the “SunAmerica Advisory Agreement”); and

WHEREAS, Adviser requests that Subadviser employ Subadviser Affiliate, a registered investment adviser under the Investment Advisers Act of 1940 and a wholly owned affiliate of Franklin Resources, Inc. (“Franklin”), under which both Subadviser and Subadviser Affiliate are under common control, as its investment sub-adviser, and Subadviser Affiliate is willing to render investment sub-advisory services to Subadviser, subject to and in accordance with the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the mutual promises and undertakings set forth in this Agreement, Subadviser and Subadviser Affiliate hereby agree as follows:

1.        Appointment of Subadviser Affiliate. Subadviser hereby employs Subadviser Affiliate as investment sub-adviser for the assets of the Portfolio, on the terms and conditions set forth herein, and subject to the direction of Subadviser. Subadviser Affiliate accepts such employment and agrees to render the services herein set forth, for the compensation herein provided.

2.        Duties of Subadviser Affiliate.

(a)        At the request of SunAmerica and subject to the oversight of the Trust’s Board of Trustees, Subadviser Affiliate shall act as sub-advisor in managing the investment and reinvestment of all or a portion of the assets of the Portfolio in accordance with the SunAmerica Advisory Agreement; to continuously review, supervise, and administer an investment program for the Portfolio; to determine in its discretion the securities to be purchased or sold and the portion of such assets to be held uninvested; to provide the Trust (either directly or through Subadviser) with all records concerning the activities of Subadviser Affiliate that the Trust is required to maintain; and to render or assist Subadviser in rendering regular reports to the Trust’s officers and the Board of Trustees concerning the discharge of Subadviser Affiliate’s responsibilities hereunder. Subadviser Affiliate agrees that all accounts, books and other records maintained and preserved by it, and related to the Portfolio(s), as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Trust’s auditors, the Trust or any representative of the Trust, Adviser, Subadviser, or any governmental agency or other instrumentality having regulatory authority over the Trust. Subadviser Affiliate will discharge the foregoing responsibilities subject to the supervision and oversight of Subadviser or its designee identified in Section 2(b) below, the Trust’s officers and the Board of Trustees and in compliance with the objective, policies, and limitations set forth in the Portfolio’s prospectus and Statement of Additional Information, any additional operating policies or procedures that the Portfolio communicates to Subadviser Affiliate in writing (either directly or through Subadviser), and applicable laws and regulations. Subadviser Affiliate agrees to provide, at its own expense, the office space, furnishings and equipment, and the personnel required by it to perform the services on the terms and for the compensation provided herein. Subadviser Affiliate shall pay all expenses incurred by it in the performance of its duties under this Agreement.

(b)        Subadviser Affiliate acknowledges and agrees that Subadviser is ultimately responsible for all aspects of providing to the Portfolio the services required of Subadviser under the SunAmerica Advisory Agreement. Subadviser Affiliate also acknowledges that Subadviser shall delegate certain or all of operational due diligence oversight of Subadviser Affiliate to Franklin. Accordingly, Subadviser Affiliate shall discharge its duties and responsibilities specified in paragraph (a) of this Section 2 and elsewhere in this Agreement, subject at all times to the direction, control, supervision, and oversight of Subadviser, Adviser, and Franklin, as applicable. In furtherance thereof, Subadviser Affiliate shall, without limitation, (i) make its offices available, upon reasonable request, to representatives of Subadviser, Adviser or Franklin for on-site inspections and consultations with the officers and applicable portfolio managers of Subadviser Affiliate responsible for the day-to-day management of the Portfolio, (ii) upon request, provide Subadviser, Adviser or Franklin with copies of all records it maintains regarding its management of the Portfolio and (iii) report to Subadviser each calendar quarter and at such other times as Subadviser may reasonably request regarding (A) Subadviser Affiliate’s implementation of the Portfolio’s investment program and the Portfolio’s portfolio composition and performance, (B) any policies and procedures implemented by Subadviser Affiliate to ensure compliance with United States securities laws and regulations applicable to Subadviser Affiliate and the Portfolio, (C) the Portfolio’s compliance with the objective, policies, and limitations set forth in the Portfolio’s prospectus and Statement of Additional Information and any additional operating policies or procedures that the Portfolio communicates to Subadviser Affiliate in writing (either directly or through Subadviser) and (D) such other matters as Subadviser may reasonably request.

(c)        Adviser and the Trust’s Valuation Committee shall have primary responsibility for valuation of the Portfolio’s assets. Subadviser Affiliate will be reasonably available to consult with Adviser, the Trust’s Valuation Committee to provide requested input concerning the valuation of portfolio securities where possible. In addition, Subadviser Affiliate will promptly notify Adviser (either directly or through Subadviser) in the event that Subadviser Affiliate becomes aware that the Portfolio is carrying a security at a value that Subadviser Affiliate believes does not fairly represent the price that could be obtained for the security in a current market transaction.

(d)        Subadviser Affiliate agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to Adviser or the Trust (either directly or through Subadviser).

3.        Securities Transactions. Among its responsibilities, Subadviser Affiliate shall select the brokers or dealers that will execute purchases and sales of securities for the Portfolio, and is directed to use its best efforts to obtain the best available price and most favorable execution for such transactions, subject to written policies and procedures provided to Subadviser Affiliate (either directly or through Subadviser), and consistent with Section 28(e) of the Securities Exchange Act of 1934. Subadviser Affiliate will promptly communicate or assist Subadviser in communicating to the Portfolio’s officers and the Board of Trustees such information relating to the portfolio transactions Subadviser Affiliate has directed on behalf of the Portfolio as Subadviser or such officers or the Board may reasonably request.

4.        Compensation of Subadviser Affiliate. For the services to be rendered by Subadviser Affiliate as provided in this Agreement, Subadviser (and not the Trust or the Portfolio) will pay to Subadviser Affiliate fees in an amount and at the times specified in Schedule A hereto.

5.        Compliance. Subadviser Affiliate agrees to comply with all policies, procedures, or reporting requirements that the Board of Trustees reasonably adopts and communicates to Subadviser Affiliate in writing (either directly or through Subadviser) including, without limitation, any such policies, procedures, or reporting requirements relating to soft dollar or other brokerage arrangements. “Applicable Law” means (i) the “federal securities laws” as defined in Rule 38a-1(e)(1) under the 1940 Act, as amended from time to time, and (ii) any and all other laws, rules, and regulations, whether foreign or domestic, in each case applicable at any time and from time to time to the investment management operations of Subadviser Affiliate in relation to the Portfolio.

6.        Status of Subadviser Affiliate. The services of Subadviser Affiliate to Subadviser under this Agreement are not to be deemed exclusive, and Subadviser Affiliate will be free to render similar services to others so long as its services to Subadviser under this Agreement are not impaired thereby. Subadviser Affiliate will be deemed to be an independent contractor and will, unless otherwise expressly provided or authorized, have no authority to act for or represent the Portfolio in any way or otherwise be deemed an agent of the Portfolio or the Trust.

7.        Liability of Subadviser Affiliate. Subadviser Affiliate may rely on information reasonably believed by it to be accurate and reliable. Subadviser Affiliate shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, provided that nothing in this Agreement shall protect Subadviser Affiliate against any liability to Subadviser, Adviser or the Trust or its shareholders to which Subadviser Affiliate would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 7, the term “Subadviser Affiliate” shall include the identified affiliates of Subadviser Affiliate performing services for the Trust or the Portfolio contemplated hereby and the partners, shareholders, directors, officers and employees of Subadviser Affiliate and such affiliates identified in Schedule B hereto. The Subadviser Affiliate does not guarantee the future performance of the Portfolio or any specific level of performance, the success of any investment decision or strategy that the Subadviser Affiliate may use, or the success of the Subadviser Affiliate’s overall management of the Portfolio.

8.        Duration; Termination; Novation; Notices; Amendment. Unless sooner terminated as provided herein, this Agreement shall continue in effect for so long as the SunAmerica Advisory Agreement remains in effect. Notwithstanding the foregoing, this Agreement may also be terminated, without the payment of any penalty, by Subadviser (i) upon 60 days’ written notice to Subadviser Affiliate; or (ii) upon material breach by Subadviser Affiliate of any representations and warranties set forth in this Agreement, if such breach has not been cured within 20 days after written notice of such breach; Subadviser Affiliate may terminate this Agreement at any time, without payment of any penalty, (1) upon 60 days’ written notice to Subadviser; or (2) upon material breach by Subadviser of any representations and warranties set forth in the Agreement, if such breach has not been cured within 20 days after written notice of such breach. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the SunAmerica Advisory Agreement. Additionally, this Agreement shall terminate automatically in the event of its novation to another party. Any notice under this Agreement will be given in writing, addressed and delivered, or mailed postpaid, to the other party as follows:

If to Subadviser, at:

QS Investors, LLC

880 Third Avenue, 7th Floor

New York, NY 10022

Attention: U.S. Subadvisory Team

Telephone: (212) 886-9200

If to Subadviser Affiliate, at:

ClearBridge Investments, LLC

620 8th Avenue, 48th FL

New York, NY 10018

Attention: Terrence Murphy, CEO

Telephone: (212) 805-2112

With a copy to:

ClearBridge Investments, LLC

620 8th Avenue, 48th FL

New York, NY 10018

Attention: Barbara Brooke Manning, Esq.

Telephone: (212) 805-02076

This Agreement may be amended by mutual consent of the parties hereto.

9.        Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement will not be affected thereby.

10.        Confidentiality. Subadviser Affiliate shall keep confidential any and all information obtained in connection with the services rendered hereunder and shall not disclose any such information to any person other than Subadviser, the Trust, the Board of Trustees, Adviser, and any director, officer, or employee of Subadviser, the Trust, or Adviser, except (i) with the prior written consent of the Trust, (ii) as required by law, regulation, court order, or the rules or regulations of any self-regulatory organization, governmental body, or official having jurisdiction over Subadviser or Subadviser Affiliate, or (iii) for information that is publicly available other than due to disclosure by Subadviser Affiliate or its affiliates or becomes known to Subadviser Affiliate from a source other than Subadviser, the Trust, the Board of Trustees, or Adviser.

11.        Proxy Policy. Subadviser Affiliate acknowledges Adviser is responsible for voting, or abstaining from voting, all proxies with respect to companies whose securities are held in that portion of the Portfolio allocated to Subadviser by Adviser, but to the extent such responsibility is delegated to Subadviser, and in turn is delegated to Subadviser Affiliate, Subadviser Affiliate shall use its best good faith judgment to vote, or abstain from voting, such proxies in the manner that best serves the interests of the Portfolio’s shareholders. Subadviser Affiliate will be reasonably available in the event Adviser, on certain non-routine matters, needs to consult with Subadviser Affiliate prior to voting proxies relating to securities within the portion of the Portfolio allocated to Subadviser Affiliate .

12.        Legal Matters. The Subadviser Affiliate will not take any action or render advice involving legal action on behalf of the Portfolio except it may do so solely with respect to securities or other investments held in the Portfolio or the issuers thereof, which become the subject of legal notices or proceedings, including securities class actions and bankruptcies.

13.        Certain Records.

(a)        Subadviser Affiliate hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the allocated portion of the Portfolio(s) required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by Subadviser Affiliate on behalf of the Trust will be provided as soon as reasonably practicable to the Trust or Adviser (directly or through Subadviser) upon request.

(b)        Subadviser Affiliate agrees that all accounts, books and other records maintained and preserved by it, and related to the allocated portion of the Portfolio(s), as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Trust’s auditors, the Trust or any representative of the Trust, Adviser (directly or through Subadviser), or any governmental agency or other instrumentality having regulatory authority over the Trust.

14.        Use of the Services of Others. In rendering certain of the compliance oversight services required under this Agreement, Subadviser may, consistent with applicable law from time to time, employ, delegate, or associate with itself such affiliated or unaffiliated person or persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement; provided, however, that any such delegation shall not involve any such person serving as an “adviser” to the Portfolio within the meaning of the 1940 Act.

15.        Governing Law. All questions concerning the validity, meaning, and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-interest law principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.

16.        Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Sub-Subadvisory Agreement to be executed as of the date first set forth herein.

QS INVESTORS, LLC

By:	/s/ Eileen M. Stevens
Name: Eileen M. Stevens
Title: Head of Business Management

CLEARBRIDGE INVESTMENTS, LLC

By:	Cynthia K. List
Name: Cynthia K. List
Title: CFO

Schedule A

	First $500MM	Next$500MM	Next $1BB	Over $2BB

ClearBridge Appreciation	0.3000%	0.2800%	0.2600%	0.2300%

ClearBridge Large Cap Growth	0.3000%	0.2800%	0.2600%	0.2300%

ClearBridge International Value	0.3000%	0.2800%	0.2600%	0.2300%

Schedule B

N/A

SUNAMERICA SERIES TRUST

P.O. Box 15570

Amarillo, Texas 79105-5570

SA Legg Mason Tactical Opportunities Portfolio

(the “Fund”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

www.aig.com/informationstatements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a new subadvisory agreement and new sub-subadvisory agreements is now available at the website referenced above. The Fund is a series of SunAmerica Series Trust (the “Trust”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access American International Group, Inc.’s (“AIG”) website to review a complete copy of the Information Statement, which contains important information about the new subadvisory agreement and new sub-subadvisory agreements.

As discussed in the Information Statement, on June 17, 2020, the Board of Trustees (the “Board”) of the Trust, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved a subadvisory agreement (the “New Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SunAmerica”) and QS Investors, LLC (“QS”) with respect to the Fund. The Board also approved sub-subadvisory agreements (the “New Sub-Subadvisory Agreements”) between QS and each of Brandywine Global Investment Management, LLC (“Brandywine”), ClearBridge Investments, LLC (“ClearBridge”) and Western Asset Management Company (“Western Asset”) with respect to the Fund. The prior subadvisory agreement (the “Prior Subadvisory Agreement”) between SunAmerica and QS automatically terminated under the 1940 Act in connection with the acquisition of Legg Mason Inc., the ultimate parent entity of QS, by Franklin Resources, Inc. In addition, the prior sub-subadvisory agreements (the “Prior Sub-Subadvisory Agreements”) provided for their termination upon the termination of the Prior Subadvisory Agreement. On July 31, 2020, the New Subadvisory Agreement between SunAmerica and QS and the New Sub-Subadvisory Agreements between QS and each of Brandywine, ClearBridge and Western Asset became effective and the Prior Subadvisory Agreement and Prior Sub-Subadvisory Agreements terminated. There is no change in the advisory fees paid by the Fund under the New Subadvisory Agreement.

The Trust has received an exemptive order from the Securities and Exchange Commission which allows SunAmerica, subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, a fund is required to provide information to shareholders about a new subadviser or change in an existing subadvisory agreement within 60 days of the hiring of any new subadviser or change in any existing subadvisory agreement. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about September 28, 2020 to all participants in a contract who were invested in the Fund as of the close of business on July 31, 2020. A copy of the Information Statement will remain on AIG’s website until at least September 28, 2021, and contract owners can request a complete copy of the Information Statement until such time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling (800) 445-7862. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to the Trust at webmaster@sunamerica.com. You can request a complete copy of the Information Statement until September 28, 2021. To ensure prompt delivery, you should make your request no later than such date. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.